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                                                                    EXHIBIT 10.4
                                                                    ------------

              THIRD AMENDMENT TO SENIOR REVOLVING LOAN AGREEMENT


     THIS AMENDMENT, made and entered into this 14th day of December, 1995, by and between Consolidation Coal Company, a Delaware corporation ("Borrower") and Morgan Guaranty Trust Company of New York ("Bank").

                                  WITNESSETH:

     WHEREAS, Borrower and Bank are parties to a Senior Revolving Loan Agreement dated as of December 23, 1993 (the "Loan Agreement"); and

     WHEREAS, Borrower and Bank desire to hereby amend the Loan Agreement in certain respects, effective December 1, 1995.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Borrower and Bank hereby agree as follows:

     1. The Loan Agreement is hereby amended in the following respects, effective December 1, 1995:

          SECTION  7.2.3 is amended in its entire to read at follows:

          SECTION 7.2.3  Consolidation, Merger, etc.  The Borrower will not, and
                         --------------------------
     will not permit either Guarantor or any Subsidiary to, consolidate with or merge into or with any other corporation, or sell, transfer, lease or sell and lease back or otherwise dispose of all or substantially all of its assets to any Person, without prior written consent of the Bank, except for
     (i) the voluntary liquidation or dissolution of any wholly-owned Subsidiary into another Subsidiary or into the Borrower, the merger of any Person with a Subsidiary, provided that after giving effect to such merger, such Subsidiary remains a "Subsidiary" as defined herein, or the merger of any Subsidiary into another Subsidiary or to the Borrower provided that in the case of any such merger into the Borrower, the Borrower is the surviving corporation and (ii) the sale, transfer, lease or sale and lease back or other disposition of all or substantially all of the assets of one or more Subsidiaries not to exceed in any calendar year an aggregate total of 10% of the consolidated assets of CEI and the Consolidated Subsidiaries.

     2. All other terms and conditions of the Loan Agreement shall remain in full force and effect.
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     IN WITNESS WHEREOF, Borrower and Bank have caused this Third Amendment to
Senior Revolving Loan Agreement to be executed by their respective, duly authorized officers or representatives as of the day and year first above written.


                                    CONSOLIDATION COAL COMPANY


                                    By /s/ Michael F. Nemser
                                      ---------------------------------
                                      Michael F. Nemser, Vice President
                                      and Treasurer of CONSOL Inc.,
                                      Attorney-in-Fact



                                    MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK



                                    By /s/ James S. Finch
                                       --------------------------------
                                    Name: James S. Finch
                                          -----------------------------
                                    Title: Vice President
                                           ----------------------------
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                           SCHEDULE TO EXHIBIT 10.4


     In addition, to Exhibit 10.4, Consolidation Coal Company entered into Third Amendments to the Senior Revolving Loan Agreements of the same date with each of the following banks, all of which are substantially identical to Exhibit 10.4 in all material respects:

     PNC Bank

     The Bank of Nova Scotia

     Citibank N.A.

     Mellon Bank, N.A.